Rocket Fuel Reports Financial Results for the Fourth Quarter and Full Year 2016

Company Generates $21 Million in Operating Cash Flow
and $4.6 Million in Non-GAAP Free Cash Flow in the Full Year

REDWOOD CITY, California - February 21, 2017 - Rocket Fuel Inc. (NASDAQ: FUEL), a leading Programmatic Marketing Platform provider, today announced financial results for the fourth quarter and fiscal year ended December 31, 2016.
"2016 was a transformational year for Rocket Fuel.  We sharpened our strategy to become the industry-leading predictive marketing platform, and reorganized the company to support our continued transformation into a SaaS company, selling both technology and services. We are excited to report that in the fourth quarter, we grew our revenue from platform solutions by 97% year over year," commented Randy Wootton, Chief Executive Officer.

“Our fourth quarter and 2016 results demonstrate our continued ability to execute against our strategic priorities and deliver predictable financial results. As evidence, our non-GAAP net revenue came in at the high end of our guidance range, our Adjusted EBITDA was well above our guidance range and we delivered on our commitment to be free cash flow positive in Q4 and for the full year. We believe that we have taken the right steps to strengthen the company and stay on the leading edge of innovation in ad tech,” concluded Wootton.

Financial Highlights for the Fourth Quarter of 2016
GAAP Revenue: $124.8 million compared to $125.4 million for the fourth quarter of 2015. Revenue derived from North America was $101.8 million, flat with the fourth quarter last year. Revenue from outside North America was $23.0 million, down 1% from last year. Platform Solutions revenue grew 97% year over year, increasing to 22% of revenue versus 11% last year. Media Services was 78% of revenue versus 89% last year.

Non-GAAP Net Revenue: $61.2 million, compared to $74.7 million for the fourth quarter of 2015.
GAAP Net Loss: $(17.5) million, or $(0.38) per share, compared to a net loss of $(12.7) million, or $(0.29) per share for the fourth quarter of 2015.
Non-GAAP adjusted EBITDA: $6.5 million, compared to $8.9 million in the fourth quarter of 2015.
GAAP Net Cash provided by Operating Activities: $10.1 million, compared to $2.1 million in the fourth quarter of 2015.
Non-GAAP Free Cash Flow: $7.3 million, compared to $1.8 million in the fourth quarter of 2015.
Top Customers: Revenue from top 50 customers was 59% of total revenue, compared to 46% in the fourth quarter of fiscal year 2015. Revenue from top 250 customers was 87% of total revenue, compared to 79% in the fourth quarter of fiscal year 2015.

Employee Headcount: 851 as of December 31, 2016, down from 954 as of December 31, 2015.
Financial Highlights for the Fiscal Year ended December 31, 2016
GAAP Revenue: $456.3 million compared to $461.6 million for the year ended December 31, 2015.

Non-GAAP Net Revenue: $252.1 million compared to $272.5 million for the year ended December 31, 2015.
GAAP Net Loss: $(65.7) million, or $(1.47) per share, inclusive of an aggregate $8.1 million in restructuring and impairment charges, compared to a net loss of $(210.5) million, or $(4.95) per share, for the year ended December 31, 2015, which included the impairment charges of goodwill.
Non-GAAP adjusted EBITDA: $14.7 million, compared to $0.1 million for the year ended December 31, 2015.
GAAP Net Cash provided by Operating Activities: $20.8 million, compared to $4.5 million for the year ended December 31, 2015.
Non-GAAP Free Cash Flow: $4.6 million, compared to cash outflows of $(19.5) million for the year ended December 31, 2015.
Cash and Cash Equivalents: $84.0 million as of December 31, 2016, compared to $78.6 million last year.
Financial Outlook for the First Quarter of 2017

For the first quarter of 2017, the Company expects a typical seasonality, and anticipates:

- Non-GAAP Net Revenue in the range of $47 million to $52 million,
- Non-GAAP adjusted EBITDA in the range of negative $7 million to negative $2 million.
The Company does not reconcile its forward-looking non-GAAP financial measures, net revenue and adjusted EBITDA, to the corresponding GAAP measures due to the high variability and difficulty in making accurate forecasts and projections in respect to the interplay between revenue and the corresponding margins. Our Media Services and Platform Solutions have different media margins and the pace of the transition of some of our business from Media Services to Platform Solutions, the pace of adoption, or activation of existing Platform Solutions customers, and the corresponding future margins cannot be reasonably predicted. The GAAP measure net income includes stock-based compensation expense that is impacted by future hiring and retention needs, and the future share price of Rocket Fuel’s stock. Similarly, restructuring charges, which we exclude from our non-GAAP measure adjusted EBITDA, are impacted by future decisions and by actions involving our facilities that are difficult to predict. The actual amounts of these excluded items will have a significant impact on the Company’s GAAP net income. Accordingly, reconciliations of these two forward-looking non-GAAP financial measures to the corresponding GAAP measures are not available without unreasonable effort.

Conference Call and Webcast Information
The Rocket Fuel fourth quarter and fiscal year 2016 teleconference and webcast is scheduled to begin at 2:00 PM Pacific Time on Tuesday, February 21, 2017. To participate on the live call, analysts and investors should dial 1-888-428-9507, or outside the U.S. 719-325-2108, at least ten minutes prior to the call. Rocket Fuel will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of its website at www.rocketfuel.com.
Use of Non-GAAP Measures
We provide information relating to non-GAAP net revenue, non-GAAP adjusted EBITDA, non-GAAP adjusted net income (loss), non-GAAP operating expenses and non-GAAP free cash flow, which are financial measures that have not been prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). These non-GAAP financial measures have been included in this press release, or discussed on our teleconference and webcast, because they are measures used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget, and to develop short- and long-term operational plans.

We define non-GAAP net revenue as GAAP revenue less media costs. Media costs consist of costs for advertising impressions we purchase from advertising exchanges or other third parties. A limitation of non-GAAP net revenue is that it is a measure designed for internal purposes that may be unique to Rocket Fuel and may not enhance the comparability of Rocket Fuel’s results to other companies in the same industry that have similar business arrangements but present the impact of media costs differently. Our management compensates for this limitation by also considering the comparable GAAP financial measures of revenue, media costs and other costs of revenue.
We define non-GAAP adjusted EBITDA as GAAP net income (loss) before interest expense, other income (expense), net, income tax provision (benefit), depreciation and amortization expense (including amortization of capitalized software development expenses), stock-based compensation expense and related payroll taxes, acquisition and restructuring related expenses, and impairment charges. Non-GAAP adjusted EBITDA has a number of limitations, including the following: although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future and non-GAAP adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; non-GAAP adjusted EBITDA is often considered an approximation of operating cash flow, but in our case excludes software development costs capitalized in a current period and excludes those costs as they are amortized over future periods; non-GAAP adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; non-GAAP adjusted EBITDA does not consider the potentially dilutive impact of equity-based compensation; non-GAAP adjusted EBITDA does not reflect acquisition and restructuring related expenses, the expenses capitalized for internal-use software, tax and interest expenses that may represent payments reducing the cash available to us; and other companies, including those in our industry, may calculate non-GAAP adjusted EBITDA differently, which reduces its usefulness as a comparative measure. Because of these limitations, our management considers non-GAAP adjusted EBITDA alongside other financial performance measures, including cash flow metrics, net income (loss) and our other GAAP results.
We define non-GAAP adjusted net income (loss) as GAAP net income (loss) excluding stock-based compensation expense, amortization of intangible assets, impairment charges, acquisition and restructuring related expenses and the estimated tax impact of the foregoing items. A limitation of non-GAAP adjusted net income (loss) is that it is a measure that may be unique to Rocket Fuel and may not enhance the comparability of Rocket Fuel’s results to other companies in the same industry that define adjusted net income (loss) differently. This measure may also exclude expenses that may have a material impact on Rocket Fuel’s reported financial results. Our management compensates for these limitations by also considering the comparable GAAP financial measure of net income (loss).
We define non-GAAP operating expenses as GAAP total costs and expenses less media costs, depreciation and amortization expense (including amortization of capitalized software development costs), impairment charges, stock-based compensation expense and related payroll taxes, and acquisition and restructuring related expense. Non-GAAP operating expenses has a number of limitations, including the following: although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future and this measure does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; non-GAAP operating expenses is often considered an approximation of operating cash flow, but in our case excludes software development costs capitalized in a current period and excludes those costs as they are amortized over future periods; non-GAAP operating expenses does not reflect changes in, or cash requirements for, our working capital needs; non-GAAP operating expenses does not consider the potentially dilutive impact of equity-based compensation; non-GAAP operating expenses does not reflect acquisition and restructuring related expenses, the expenses capitalized for internal-use software, tax and interest expenses that may represent payments reducing the cash available to us; and other companies, including those in our industry, may calculate non-GAAP operating expenses differently, which reduces its usefulness as a comparative measure. Because of these limitations, our management considers non-GAAP operating expenses alongside other financial performance measures, including total expenses, cash from operating activities and our other GAAP results.

In addition, we provide information about our non-GAAP free cash flow. We define non-GAAP free cash flow as the net cash provided by (or used in) operating activities less the cash used for purchases of property, equipment and software and for capitalized internal-use software development costs. A limitation of free cash flow is that it may be unique to Rocket Fuel and may not enhance the comparability of Rocket Fuel’s results to other companies in the same industry that define free cash flow differently from us. This measure also does not represent the residual cash flow available to us for discretionary expenditures or investments because we have mandatory capital leases and debt service requirements that may have a material impact on Rocket Fuel’s liquidity. Our management compensates for these limitations by also considering the comparable GAAP financial measure of net cash provided by (or used in) operating activities.
For a reconciliation of non-GAAP financial measures to the nearest comparable GAAP financial measures, see “Reconciliation from GAAP Revenue to Non-GAAP Net Revenue,” “Reconciliation from GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA,” “Reconciliation from GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income (Loss)”, “Reconciliation from GAAP Total Cost and Expenses to Non-GAAP Operating Expenses" and “Reconciliation from GAAP Net Cash Provided by (or Used in) Operating Activities to Non-GAAP Free Cash Flow" included in this press release.
These non-GAAP financial measures are not intended to be considered in isolation from, as substitutes for, or as superior to, the corresponding financial measures prepared in accordance with GAAP.

Cautions Regarding Forward-Looking Statements

This press release and the webcast of the same date contain forward-looking statements regarding future events and our future financial performance, including but not limited to expected progress against achieving our strategic imperatives; the value of our Moment Scoring technology; expectations regarding our platform solutions business and our media services business; expected changes in our revenue mix and shifts in margins; our sales and marketing execution and focus on high value accounts; our ability to improve and activate relationships with agencies and agency holding companies; our customer and supplier relationships; our operating expenses and cost structure; and expectations for first quarter non-GAAP net revenue and non-GAAP adjusted EBITDA, and financial goals for fiscal year 2017. Words such as "expect," "believe," "intend," "plan," "goal," "focus," "anticipate," and other similar words are also intended to identify forward-looking statements.

These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from the results anticipated by such statements, including, without limitation: our limited operating history, particularly as a relatively new public company; fluctuations in our operating results, including but not limited to fluctuations due to seasonality; changes in customers; our history of losses; our access to capital on acceptable terms; our ability to achieve the expected benefits of our restructuring and operating efficiency plans; risks due to employee attrition and integration of new leadership and employees; risks associated with margin shifts in our business; our ability to adequately address competition; our ability to serve the needs of agencies and agency holding companies; and risks to our ability to make the right investment decisions with regard to new products, technology, infrastructure, sales strategies and strategic imperatives in our key markets, including international.

Additional factors that could cause actual results to differ materially from those anticipated by our forward-looking statements are under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 14, 2016 and in subsequent SEC filings. These forward-looking statements are made as of the date of this press release and the related webcast, and the Company expressly disclaims any obligation or undertaking to update the forward-looking statements contained herein or therein to reflect events that occur or circumstances that exist after the date on which the statements were made.

About Rocket Fuel

Rocket Fuel is a predictive marketing software company that uses artificial intelligence to empower agencies and marketers to anticipate people's need for products and services.

Headquartered in Redwood City, Calif., Rocket Fuel has more than 20 offices worldwide and trades on the NASDAQ Global Select Market under the ticker symbol "FUEL." Rocket Fuel, the Rocket Fuel logo, Moment Scoring, Advertising That Learns and Marketing That Learns are trademarks or registered trademarks of Rocket Fuel Inc. in the United States and other countries.

Investor Relations:
(650) 481-6082
ir@rocketfuel.com

Rocket Fuel Inc.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	December 31,	December 31,
	2016	2015
Assets
Current Assets:
Cash and cash equivalents	$84,024	$78,560
Accounts receivable, net	125,755	124,998
Prepaid expenses	2,598	3,803
Other current assets	3,049	2,081
Total current assets	215,426	209,442
Property, equipment and software, net	49,561	82,781
Restricted cash	1,749	2,141
Intangible assets, net	34,874	50,919
Deferred tax assets, net	574	718
Other assets	517	1,053
Total assets	$302,701	$347,054

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable	$83,001	$71,292
Accrued and other current liabilities	33,486	40,734
Deferred revenue	2,856	2,116
Current portion of capital leases	8,325	8,602
Current portion of debt	71,190	45,720
Total current liabilities	198,858	168,464
Debt - Less current portion	—	17,617
Capital leases - Less current portion	6,721	11,855
Deferred rent - Less current portion	9,121	14,042
Other liabilities	850	1,176
Total liabilities	215,550	213,154

Stockholders' Equity:
Common stock	46	44
Additional paid-in capital	473,056	453,338
Accumulated other comprehensive loss	(925)	(151)
Accumulated deficit	(385,026)	(319,331)
Total stockholders' equity	87,151	133,900
Total Liabilities and Stockholders' Equity	$302,701	$347,054

Rocket Fuel Inc.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except loss per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Revenue	$124,830	$125,401	$456,263	$461,637
Costs and expenses:
Media costs	63,595	50,700	204,168	189,089
Other cost of revenue (1)	21,848	19,980	85,120	79,867
Research and development (1)	7,364	10,786	35,354	44,922
Sales and marketing (1)	28,985	39,831	131,099	166,140
General and administrative (1)	11,119	13,691	50,117	58,354
Impairment of goodwill	—	—	—	117,521
Restructuring	6,555	922	8,122	7,393
Total costs and expenses	139,466	135,910	513,980	663,286
Operating loss	(14,636)	(10,509)	(57,717)	(201,649)
Interest expense	1,115	1,090	4,466	4,563
Other (income) expense, net	1,304	803	2,387	3,112
Loss before income taxes	(17,055)	(12,402)	(64,570)	(209,324)
Income tax provision (benefit)	438	279	1,125	1,221
Net loss	$(17,493)	$(12,681)	$(65,695)	$(210,545)

Basic and diluted net loss per share attributable to common stockholders	$(0.38)	$(0.29)	$(1.47)	$(4.95)
Basic and diluted weighted-average shares used to compute net loss per share attributable to common stockholders	45,808	43,150	44,579	42,551

(1)	Includes unaudited stock-based compensation expense as follows (in thousands):

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Other cost of revenue	$432	$408	$1,978	$1,975
Research and development	726	1,937	3,523	7,706
Sales and marketing	1,069	2,260	4,926	9,894
General and administrative	958	1,180	4,762	6,399
	$3,185	$5,785	$15,189	$25,974

Rocket Fuel Inc.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Operating Activities:
Net loss	$(17,493)	$(12,681)	$(65,695)	$(210,545)
Adjustments to reconcile net loss to net cash provided by operating activities:
Impairment of goodwill	—	—	—	117,521
Depreciation and amortization	11,428	12,684	49,119	50,762
Impairment of long-lived assets	2,970	3,929	4,195	6,633
Accelerated amortization of leasehold improvements	7,889	—	14,948	—
Stock-based compensation	3,185	5,785	15,189	25,974
Deferred taxes	116	(379)	157	(379)
Other non-cash adjustments, net	1,687	384	4,404	1,499
Changes in operating assets and liabilities, net of effects of acquisition:
Accounts receivable	(13,037)	(14,858)	(3,108)	9,275
Prepaid expenses and other assets	1,030	(764)	(70)	9,128
Accounts payable, accrued and other liabilities	20,214	11,374	14,616	(3,746)
Deferred rent	(7,227)	(3,868)	(13,722)	(3,184)
Deferred revenue	(700)	465	740	1,523
Net cash provided by operating activities	10,062	2,071	20,773	4,461
Investing Activities:
Purchases of property, equipment and software	(387)	(715)	(5,419)	(11,512)
Business acquisition, net	—	—	—	(367)
Capitalized internal-use software development costs	(2,348)	(3,195)	(10,768)	(12,402)
Other investing activities	32	53	456	689
Net cash used in investing activities	(2,703)	(3,857)	(15,731)	(23,592)
Financing Activities:
Proceeds from exercise of common stock options	5	16	239	940
Proceeds from ATM Offering, net of issuance costs	(96)	—	1,536	—
Proceeds from issuance of common stock from employee stock purchase plan	792	1,130	1,812	3,579
Tax withholdings related to net share settlements of restricted stock units	(246)	(458)	(1,266)	(1,432)
Repayment of capital lease obligations	(2,368)	(1,902)	(8,777)	(6,239)
Proceeds from debt facilities, net of debt issuance costs	—	—	31,350	(242)
Repayment of debt facilities	—	(1,500)	(24,000)	(6,000)
Net cash (used in) provided by financing activities	(1,913)	(2,714)	894	(9,394)
Effect of Exchange Rate Changes on Cash and Cash Equivalents	(85)	(23)	(472)	29
Change in Cash and Cash Equivalents	5,361	(4,523)	5,464	(28,496)
Cash and Cash Equivalents—Beginning of period	78,663	83,083	78,560	107,056
Cash and Cash Equivalents—End of period	$84,024	$78,560	$84,024	$78,560

Rocket Fuel Inc.
UNAUDITED NON-GAAP MEASURES
(In thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Non-GAAP net revenue	$61,235	$74,701	$252,095	$272,548
Non-GAAP adjusted EBITDA	$6,532	$8,899	$14,713	$89
Non-GAAP adjusted net income (loss)	$(3,988)	$(1,847)	$(26,339)	$(41,079)
Non-GAAP adjusted net income (loss) per diluted share	$(0.09)	$(0.04)	$(0.59)	$(0.97)
Non-GAAP operating expenses	$54,703	$65,802	$237,382	$272,459
Non-GAAP free cash flow	$7,327	$(1,839)	$4,586	$(19,453)

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP REVENUE TO NON-GAAP NET REVENUE
(In thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Revenue	$124,830	$125,401	$456,263	$461,637
Less: Media costs	63,595	50,700	204,168	189,089
Non-GAAP net revenue	$61,235	$74,701	$252,095	$272,548

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDA
(In thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Net loss	$(17,493)	$(12,681)	$(65,695)	$(210,545)
Adjustments:
Interest expense	1,115	1,090	4,466	4,563
Income tax provision (benefit)	438	279	1,125	1,221
Amortization of intangibles	3,765	4,127	16,045	18,380
Amortization of capitalized software	2,947	2,152	10,871	7,623
Depreciation	4,716	6,405	22,203	24,759
Stock-based compensation expense	3,185	5,785	15,189	25,974
Other (income) expense, net	1,304	803	2,387	3,112
Restructuring expense	6,555	922	8,122	7,393
Payroll tax expense related to stock-based compensation	—	17	—	88
Impairment of goodwill	—	—	—	117,521
Total adjustments	24,025	21,580	80,408	210,634
Non-GAAP adjusted EBITDA	$6,532	$8,899	$14,713	$89

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP NET LOSS TO NON-GAAP ADJUSTED NET INCOME (LOSS)
(In thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Net loss	$(17,493)	$(12,681)	$(65,695)	$(210,545)
Stock-based compensation expense	3,185	5,785	15,189	25,974
Amortization of intangible assets	3,765	4,127	16,045	18,380
Restructuring expense	6,555	922	8,122	7,393
Tax impact of the above items	—	—	—	198
Impairment of goodwill	—	—	—	117,521
Non-GAAP adjusted net income (loss)	$(3,988)	$(1,847)	$(26,339)	$(41,079)

Basic and diluted net loss per share attributable to common stockholders	$(0.38)	$(0.29)	$(1.47)	$(4.95)

Non-GAAP adjusted net income (loss) per diluted share	$(0.09)	$(0.04)	$(0.59)	$(0.97)

Weighted average shares used in computing non-GAAP adjusted net income (loss) per diluted share	45,808	43,150	44,579	42,551

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM GAAP TOTAL COSTS AND EXPENSES TO NON-GAAP OPERATING EXPENSES
(In thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2015	2016	2015
Total costs and expenses	$139,466	$135,910	$513,980	$663,286
Less media costs	63,595	50,700	204,168	189,089
Adjustments:
Amortization of intangibles	3,765	4,127	16,045	18,380
Amortization of capitalized software	2,947	2,152	10,871	7,623
Depreciation	4,716	6,405	22,203	24,759
Stock-based compensation expense	3,185	5,785	15,189	25,974
Restructuring expense	6,555	922	8,122	7,393
Payroll tax expense related to stock based compensation	—	17	—	88
Impairment of goodwill	—	—	—	117,521
Total adjustments	21,168	19,408	72,430	201,738
Non-GAAP operating expenses	$54,703	$65,802	$237,382	$272,459

Rocket Fuel Inc.
UNAUDITED RECONCILIATION FROM CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO NON-GAAP FREE CASH FLOW
(In thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2015	2016	2015
Cash provided by operating activities	10,062	2,071	20,773	4,461
Less: Purchases of property, equipment and software	(387)	(715)	(5,419)	(11,512)
Less: Capitalized internal-use software development costs	(2,348)	(3,195)	(10,768)	(12,402)
Non-GAAP free cash flow	$7,327	$(1,839)	$4,586	$(19,453)